Exhibit XV

Unaudited Condensed Semi-Annual Financial Statements as at June 30, 2015 - SEC Filing

EIB GROUP
CONSOLIDATED BALANCE SHEET AS AT JUNE 30, 2015 UNDER IFRS
(in EUR '000)

			30.06.2015		31.12.2014				30.06.2015		31.12.2014
ASSETS			(Unaudited)			LIABILITIES AND EQUITY			(Unaudited)

1.	Cash in hand, balances with central banks and post office banks		276 415		114 283	1.	Amounts owed to credit institutions
							a) repayable on demand	9 373 040		6 915 130
2.	Treasury bills and other bills eligible for refinancing with central banks		49 570 186		31 243 131		b) with agreed maturity dates or periods of notice	410 201		409 427
									9 783 241		7 324 557
3.	Loans and advances to credit institutions					2.	Amounts owed to customers
	a) repayable on demand	992 497		975 444			a) repayable on demand	2 088 001		1 988 672
	b) other loans and advances	35 436 213		37 896 821			b) with agreed maturity dates or periods of notice	202 681		270 840
	c) loans (Note B)	130 678 161		131 496 693					2 290 682		2 259 512
			167 106 871		170 368 958
						3.	Debts evidenced by certificates (Note C)
4.	Loans and advances to customers						a) debt securities in issue	509 267 321		483 788 294
	a) loans (Note B)	327 404 986		325 974 853			b) others	17 352 350		21 663 707
	b) impairment on loans and advances, net of reversals	- 473 883		- 416 874					526 619 671		505 452 001
			326 931 103		325 557 979
5.	Debt securities including fixed-income securites					4.	Derivaties liabilities		28 032 265		30 079 493
	a) issued by public bodies	7 833 251		8 521 686
	b) issued by other borrowers	11 023 858		5 237 977		5.	Other liabilities		1 235 635		1 233 599
			18 857 109		13 759 663
						6.	Deferred Income		142 400		188 713
6.	Shares and other variable-yield securities		5 011 526		4 370 239
						7.	Provisions
7.	Derivative assets		64 582 478		62 408 935		a) pension plans and health insurance scheme	3 649 626		3 580 970
							b) provision for guarantees issued	150 384		159 753
8.	Property, furniture and equipment		258 084		262 509		c) provision for commitment on investment funds	1 405		9 167
									3 801 415		3 749 890
9.	Investment property		2 300		2 380				571 905 309		550 287 765

10.	Intangible assets		9 487		9 103	TOTAL LIABILITIES

11.	Other assets		68 386		71 085	8.	Capital
							a) subscribed	243 284 155		243 284 155
12.	Subscribed capital and reserves, called but not paid		153 053		572 447		b) uncalled	- 221 585 020		- 221 585 020

									21 699 135		21 699 135
13.	Prepayments		36 528		58 632	9.	Consolidated reserves
							a) reserve fund	24 328 415		24 328 415
							b) additional reserves	1 567 068		911 144
							c) fair value reserve	2 032 932		1 661 237
							d) special activities reserve	5 933 881		6 030 722
							e) general loan reserve	3 318 610		3 205 513
									37 180 906		36 137 031

						10.	Result for the financial period		2 078 176		675 413

						TOTAL EQUITY			60 958 217		58 511 579

TOTAL ASSETS			632 863 526		608 799 344	TOTAL LIABILITIES AND EQUITY			632 863 526		608 799 344

CONSOLIDATED INCOME STATEMENT FOR THE PERIOD ENDED JUNE 30, 2015 UNDER IFRS
(in EUR '000)

			H1 2015 (Unaudited)		H1 2014 (Unaudited)		2014

1.	Interest and similar income		11 315 464		11 305 097		22 713 082

2.	Interest expense and similar charges		- 9 648 133		- 9 722 175		- 19 488 889

3.	Income from shares and other variable-yield securities		42 881		53 323		110 404

4.	Fee and commission income		117 322		133 813		204 078

5.	Fee and commission expense		- 8 295		- 45		- 1 196

6.	Result on financial operations		630 324		- 1 987 510		- 2 126 906

7.	Other operating income		565		3 966		18 063

8.	Change in impairment on loans and advances and provisions for guarantees, net of reversals		- 46 042		- 55 536		- 30 428

9.	Change in impairment on shares and other variable-yield securities, net of reversals		- 1 888		292		- 44 999

10.	General administrative expenses
	a) staff costs	- 243 576		- 222 777		- 475 024
	b) other administrative costs	- 68 097		- 57 723		- 172 236
			- 311 673		- 280 500		- 647 260
11.	Depreciation and amortisation: property, furniture and equipment, investment property and intangible assets
	a) property, furniture and equipment	- 10 377		- 10 054		- 23 703
	b) investment property	- 81		- 81		- 161
	c) intangible assets	- 1 891		- 2 075		- 6 672
			- 12 349		- 12 210		- 30 536

12.	Result for the financial period		2 078 176		- 561 485		675 413

13.	Attributable to: Equity holders of the Bank		2 078 176		- 561 485		675 413

CONSOLIDATED STATEMENT OF PROFIT OR LOSS AND OTHER COMPREHENSIVE INCOME
FOR THE PERIOD ENDED JUNE 30, 2015 UNDER IFRS
(in EUR '000)

		H1 2015 (Unaudited)		H1 2014 (Unaudited)		2014

Result for the financial period		2 078 176		- 561 485		675 413

Items that are or may be reclassifed to profit or loss:
Available for sale financial assets

1. Net unrealised gains and losses on financial assets available for sale	369 368		110 441		516 376

2. Impairment charges transferred to the consolidated income statement	0		2 191		9 020

3. Realised gains and losses transferred to the consolidated income statement	2 327		- 5 897		- 12 349

Total available for sale financial assets		371 695		106 735		513 047

Items that will never be reclassified to profit or loss
Remeasurements of defined benefit liability		0		0		- 1 042 241

Total other comprehensive income / loss		371 695		106 735		- 529 194

Total comprehensive income / loss		2 449 871		- 454 750		146 219

Attributable to: Equity holders of the bank		2 449 871		- 454 750		146 219

CONSOLIDATED STATEMENT OF CHANGES IN EQUITY UNDER IFRS
(in EUR ‘000)

For the half year ended June 30, 2015	Subscribed capital	Callable capital	Reserve fund	Additional reserves	Fair value reserve	Special activities reserve	General loan reserve	Result for the period before appropriation	Total consolidated equity

Balance at December 31, 2013	243 284 155	- 221 585 020	22 828 922	14 309	1 148 190	6 090 520	3 663 165	2 917 704	58 361 945

Profit	-	-	-	-	-	-	-	675 413	675 413
Other comprehensive income	-	-	-	- 1 042 241	513 047	-	-	-	- 529 194
Total comprehensive income	-	-	-	- 1 042 241	513 047	-	-	675 413	146 219
Appropriation of prior year’s profit	-	-	1 499 493	1 935 661	-	- 59 798	- 457 652	- 2 917 704	0
Other	-	-	-	3 415	-	-	-	-	3 415

Balance at December 31, 2014	243 284 155	- 221 585 020	24 328 415	911 144	1 661 237	6 030 722	3 205 513	675 413	58 511 579

Profit	-	-	-	-	-	-	-	2 078 176	2 078 176
Other comprehensive income	-	-	-	-	371 695	-	-	-	371 695
Total comprehensive income	-	-	-	-	371 695	-	-	2 078 176	2 449 871
Appropriation of prior year’s profit	-	-	-	659 157	-	- 96 841	113 097	- 675 413	0
Other	-	-	-	- 3 233	-	-	-	-	- 3 233

Balance at June 30, 2015 (Unaudited)	243 284 155	- 221 585 020	24 328 415	1 567 068	2 032 932	5 933 881	3 318 610	2 078 176	60 958 217

CONSOLIDATED CASH FLOW STATEMENT FOR PERIOD ENDED JUNE 30, 2015 UNDER IFRS
(in EUR '000)

		H1 2015 (Unaudited)	2014
A.	Cash flows from operating activities :
	Result for the period	2 078 176	675 413
Adjustments for:
	Changes in impairment on loans and advances, net of reversals	54 500	53 693
	Change in provisions for pension plans and health insurance scheme	68 656	233 625
	Unwinding of discount relating to capital and reserve called, but not paid in	- 803	- 2 514
	Change in provisions for commitment on investment funds and guarantees on venture capital operations	- 12 958	- 25 134
	Depreciation/amortisation on property, furniture and equipment, investment property and intangible assets	12 348	30 536
	Changes in impairment of shares and other variable-yield securities	1 889	44 999
	Held to maturity portfolio amortisation and accrued interest	23 576	9 232
	Change in fair value of available for sale and trading debt securities	98 687	- 9 206
	Change in fair value of put option	- 3 667	3 651
	Net results on loans under the fair value option and associated swaps	- 1 861 620	- 869 236
	Net results on borrowings under the fair value option and associated swaps	- 7 455 334	- 7 472 471
	Change in fair value of other derivatives	11 538 772	12 874 790
	Interest expense on non-controlling interest	10 490	23 730
	Effect of exchange rate changes	3 029 375	257 815
	Profit on operating activities	7 582 087	5 828 923

	Disbursements of loans and advances to credit institutions and customers	- 24 006 075	- 58 566 783
	Repayments of loans and advances to credit institutions and customers	27 056 275	45 238 126
	Change in deposits with central banks	- 162 423	- 7 615
	Net additions to treasury securities liquidity portfolios	- 1 295 573	- 3 712 646
	Net additions to available for sale venture capital operations	- 192 276	- 345 173
	Net additions to available for sale shares and other variable-yield securities	- 48 804	- 12 412
	Change in amounts owed to credit institutions and customers	2 489 854	2 611 573
	Change in interest accrued on cash and cash equivalents	- 161 274	- 34 598
	Change in prepayments	22 104	- 4 383
	Change in other assets	2 699	10 664
	Change in deferred income	- 46 313	53 413
	Change in other liabilities (excluding non-controlling interest)	- 4 172	12 850
	Net cash used in operating activities	11 236 109	- 8 928 061

B.	Cash flows from investing activities :
	Securities in Long Term Hedge Portfolio purchased	0	- 1 569 501
	Securities from Long Term Hedge Portfolio matured	69 900	207 082
	Purchase of loan substitutes included in the debt securities portfolios	- 3 430 056	- 5 085 395
	Redemption of loan substitutes included in the debt securities portfolios	2 501 763	1 867 351
	Purchase and disposal of property, furniture and equipment, investment property and intangible assets	- 8 227	- 3 343
	Net cash used in investing activities	- 866 620	- 4 583 806

C.	Cash flows from financing activities :
	Issuance of debts evidenced by certificates	82 689 197	102 581 251
	Redemption of debts evidenced by certificates	- 74 121 081	- 94 263 539
	Member States' contribution	420 197	446 180
	Net change in cash related to acquisitions and disposals of share in subsidiary undertakings	0	143 257
	Dividend paid to non-controlling interest	- 7 639	- 5 923
	Net cash from financing activities	8 980 674	8 901 226

Summary statement of cash flows
	Cash and cash equivalents at the beginning of the financial year	55 691 233	60 475 846
Net cash from:
	Operating activities	11 236 109	- 8 928 061
	Investing activities	- 866 620	- 4 583 806
	Financing activities	8 980 674	8 901 226
	Effect of exchange rate changes on cash held	- 1 832 943	- 173 972
	Cash and cash equivalents at the end of the financial period	73 208 453	55 691 233

Cash and cash equivalents are composed of :
	Cash in hand, balances with central banks and post office banks, excluding deposits with Central Bank of Luxembourg to cover minimum reserve requirement	118	410
	Bills maturing within three months of issue (A1 portfolio excluding accrued interest)	39 175 972	18 162 126
Loans and advances to credit institutions:
	Repayable on demand	992 497	975 444
	Other loans and advances	33 039 866	36 553 253
		73 208 453	55 691 233

NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED INTERIM FINANCIAL STATEMENTS UNDER IFRS

NOTE A                          Basis of presentation
The unaudited condensed consolidated financial statements of the European Investment Bank (“the Bank”) as at June 30, 2015 do not include all of the information and footnotes required for complete financial statements, in accordance with IAS34 Interim Financial Reporting.

In the opinion of management, all adjustments, normal recurring accruals and adjustments for the impairment of financial assets considered necessary for a fair presentation have been recorded. The profit for the six-month period ended June 30, 2015 is not necessarily indicative of the results that may be expected for the year ending December 31, 2015.

The audited consolidated financial statements as at and for the year ended December 31, 2014 were prepared in accordance with International Financial Reporting Standards (IFRS) as endorsed by the EU.  The unaudited condensed consolidated financial statements as at and for the period ended June 30, 2015 are based on the same principles.

For further information, refer to the consolidated financial statements and footnotes thereto included in the Bank’s annual report for the year ended December 31, 2014.

NOTE B                          Summary statement of loans (in EUR '000)

Analysis of aggregate loans granted (before specific provisions)	To intermediary credit institutions	Directly to final beneficiaries	Total

- Disbursed portion	130 678 161	327 404 986	458 083 147

- Undisbursed portion	26 375 167	71 949 278	98 324 445

Aggregate loans granted	157 053 328	399 354 264	556 407 592
The EIB is monitoring the developments of the situation in the Hellenic Republic and especially its public finances very closely. As of June 30, 2015 the Hellenic Republic has fulfilled all its financial obligations to the EIB. The disbursed exposure to the Hellenic Republic through EIB lending activities amount to EUR 7bn at June 30, 2015 (end-2014: EUR 7.1bn) while the exposure guaranteed by the Hellenic Republic was EUR 7.6bn at June 30, 2015 (end-2014: EUR 7.9bn). In 2014 and at June 30, 2015 the Bank did not record any impairment in respect of its holding of EU sovereign and sovereign-guaranteed exposures.

NOTE C                          Debts evidenced by certificates (in EUR '000)

PAYABLE IN	OUTSTANDING AT 30.06.2015	AVERAGE RATE 30.06.2015	DUE DATES	OUTSTANDING AT 31.12.2014	AVERAGE RATE 31.12.2014

EUR	213 640 844	2.63	2015/2057	217 808 831	2.66
USD	148 599 760	1.68	2015/2058	123 841 355	1.87
GBP	66 482 310	3.13	2015/2054	61 258 232	3.16
AUD	11 880 905	4.89	2016/2042	12 585 459	5.23
CHF	9 492 942	2.11	2015/2036	8 225 216	2.11
JPY	6 238 587	1.23	2016/2053	6 792 441	1.48
SEK	5 147 368	3.21	2015/2039	5 087 086	3.33
NOK	4 679 157	3.32	2016/2033	4 546 943	3.62
TRY	4 335 760	7.59	2015/2024	3 989 104	7.85
CAD	3 900 614	1.96	2018/2045	4 269 018	1.93
ZAR	3 148 462	7.36	2015/2026	2 483 029	7.34
NZD	796 748	4.16	2017/2021	595 505	4.41
RUB	655 280	7.07	2015/2025	551 032	7.89
DKK	549 568	2.55	2024/2026	550 683	2.55
CZK	392 290	2.24	2017/2034	457 313	2.90
PLN	166 905	4.53	2017/2022	91 153	4.73
CNY	117 830	3.36	2015/2015	-	n/a
MXN	72 365	3.98	2015/2020	43 026	3.97
RON	53 214	8.08	2016/2019	53 092	8.25
HKD	28 825	5.27	2017/2019	26 551	5.27
HUF	20 090	6.25	2016/2016	197 525	6.47

Fair value adjustement on borrowings	46 219 847			51 999 407

TOTAL	526 619 671			505 452 001

NOTE D                          Commitment to purchase the remaining European Investment Fund (“EIF”) shares at a fixed price

As at June 30, 2015, the Bank holds 63.69% of the EIF’s subscribed capital (63.69% as at December 31, 2014).

Under the terms of the Replacement Share Purchase Undertaking, the Bank is offering to buy the remaining subscribed shares from the EIF’s other shareholders for a price of EUR 399,799.33 per share as at June 30, 2015. The latter corresponds to the part of each share in the called capital of EIF, increased by the share premium account, the statutory reserves, the disclosed unrealised gains in venture capital operations, the profit brought forward and the profit of the year. The agreed formula is being applied to the approved and audited annual accounts of the EIF for the financial year in which the option is exercised.

Note E - Commitments, contingent liabilities and other memorandum items (in EUR '000)

		30.06.2015		31.12.2014
Commitments		(Unaudited)

- EBRD capital uncalled		712 630		712 630

- Undisbursed loans
credit institutions	26 375 167		28 231 348
customers	71 949 278		71 194 732
		98 324 445		99 426 080
- Undisbursed venture capital operations		3 569 300		3 217 066
- Undisbursed investment funds		605 961		615 274
- Borrowings launched but not yet settled		1 003 819		223 950
- Securities receivable		419 025		355 000
Contingent liabilities and guarantees
- In respect of loans granted by third parties		8 536 687		5 464 531
Assets held on behalf of third parties
- Investment Facility – Cotonou	2 413 343		2 428 950
- NER300	2 113 263		2 133 093
- Guarantee Fund	2 104 494		2 137 753
- JESSICA (Contribution and Holding Funds)	1 796 490		1 761 136
- RSFF	911 994		962 952
- EU-Africa Infrastructure Trust Fund	701 122		695 761
- Special Section	515 592		537 308
- JEREMIE	472 871		475 583
- InnovFin (incl. InnovFin SME Guarantee)	469 690		478 402
- GF Greece	301 466		300 570
- LGTT	234 384		234 999
- PBI	231 238		149 121
- ENPI	168 271		167 167
- SMEG 2007	144 244		151 074
- COSME LGF & EFG	108 376		70 366
- GIF 2007	91 788		81 563
- AECID	76 353		102 785
- InnovFin SME Guarantee	75 431		62 400
- NIF Trust Fund	60 457		60 516
- GAGF	55 497		56 432
- WB EDIF	51 400		51 772
- TTAT	49 275		50 218
- MAP Equity	47 164		36 856
- FEMIP Trust Fund	46 019		33 878
- HIPC	35 845		36 066
- Map guarantee	20 258		25 966
- EPTA Trust Fund	18 922		18 328
- SME Guarantee Facility	15 798		60 107
- EPMF	14 512		13 422
- G43 Trust Fund	13 236		15 339
- Natural Capital Financing Facility	11 750		0
- Student Loan Guarantee Facility	10 000		0
- Bundesministerium fur Wirtschaft und Technologie	7 500		1 390
- European Technology Facility	6 580		6 779
- Private Finance for Energy Efficiency Instrument	5 664		6 000
- RDI Advisory	3 830		4 930
- FI compass advisory platform	3 549		4 596
- BIF	2 849		3 003
- PGFF	2 697		2 443
- EPPA	1 603		1 225
- GEEREF Technical Support Facility	1 469		1 513
- LfA-EIF Facility	1 439		227
- TTP	1 308		1 309
- MDD	631		278
- GEEREF	95		185
- GGF	5		5
- JASPERS	0		1 289
		13 419 763		13 425 054

Note E - Commitments, contingent liabilities and other memorandum items (in EUR '000)

	30.06.2015	31.12.2014
(Unaudited)
Other Items
- Nominal value of interest-rate swaps incl. commitment	493 886 742	472 520 008
- Nominal value of currency swap contracts receivable	196 883 891	172 723 158
- Nominal value of currency swap contracts payable	180 304 917	165 232 356
- Nominal value of short-term treasury currency swap contracts payable	49 113 902	41 734 533
- Nominal value of short-term currency swap contracts receivable	49 031 153	42 902 062
- Forward rate agreements	2 434 000	0
- Currency swaps launched but not yet settled -receivable	677 890	200 000
- Currency swaps launched but not yet settled -payable	675 231	184 241
- Nominal value of put option granted to EIF minority shareholders	604 097	609 774
- Future contracts	550 000	0
- Currency forwards	530 604	403 628
- Special deposits for service of borrowings	80 500	10 376

EIB GROUP - EU ACCOUNTING DIRECTIVES TO IFRS RECONCILIATION
CONSOLIDATED BALANCE SHEET AS AT JUNE 30, 2015 (in EUR '000)

		EU Accounting Directives		Adjustment		IFRS
ASSETS			30/06/2015		Ref.		30/06/2015
1.	Cash in hand, balances with central banks and post office banks		276 415	0			276 415

2.	Treasury bills and other bills eligible for refinancing with central banks		49 261 043	309 143	A.1		49 570 186

3.	Loans and advances to credit institutions
	a) repayable on demand	992 497		0		992 497
	b) other loans and advances	35 440 012		- 3 799	B.2	35 436 213
	c) loans	129 041 760		1 636 401	B.2	130 678 161
			165 474 269				167 106 871

4.	Loans and advances to customers
	a) other loans and advances	0		0		0
	b) loans	306 664 418		20 740 568	B.2	327 404 986
	c) impairment on loans and advances, net of reversals	- 610 933		137 050	G	- 473 883
			306 053 485				326 931 103

5.	Debt securities including fixed-income securities
	a) issued by public bodies	7 797 565		35 686	A.1	7 833 251
	b) issued by other borrowers	10 977 015		46 843	A.1	11 023 858
			18 774 580				18 857 109

6.	Shares and other variable-yield securities		3 385 467	1 626 059	A.2		5 011 526

7.	Derivative assets		0	64 582 478	B.1		64 582 478

8.	Property, furniture and equipment		260 384	- 2 300	C		258 084

9.	Investment property		0	2 300	C		2 300

10.	Intangible assets		9 487	0			9 487

11.	Other assets		69 380	- 994	B.1		68 386

12.	Subscribed capital and reserves, called but not paid		155 900	- 2 847	F		153 053

13.	Prepayments		31 245 180	- 31 208 652	A.1, B.1, B.2, B.3		36 528

	TOTAL ASSETS		574 965 590				632 863 526

LIABILITIES AND EQUITY			30/06/2015		Ref.		30/06/2015

1.	Amounts owed to credit institutions
	a) repayable on demand	9 373 200		- 160	B.3	9 373 040
	b) with agreed maturity date or periods of notice	410 173		28	B.3	410 201
			9 783 373				9 783 241
2.	Amounts owed to customers
	a) repayable on demand	2 088 001		0		2 088 001
	b) with agreed maturity dates or periods of notice	202 681		0		202 681
			2 290 682				2 290 682
3.	Debts evidenced by certificates
	a) debt securities in issue	465 020 997		44 246 324	B.3	509 267 321
	b) others	15 378 827		1 973 523	B.3	17 352 350
			480 399 824				526 619 671

4.	Derivatives liabilities		0	28 032 265	B.1		28 032 265

5.	Other liabilities		889 561	346 074	B.1, B.2, E		1 235 635

6.	Deferred income		16 523 754	- 16 381 354	A.1, B.1, B.2, B.3		142 400

7.	Provisions
	a) pension plans and health insurance scheme	2 183 520		1 466 106	D	3 649 626
	b) provisions for guarantees issued	150 384		0		150 384
	c) provision for commitment on investment funds	1 405		0		1 405
			2 335 309				3 801 415

	TOTAL LIABILITIES		512 222 503				571 905 309

8.	Capital
	a) subscribed	243 284 155		0		243 284 155
	b) uncalled	- 221 585 020		0		- 221 585 020
			21 699 135				21 699 135

9.	Consolidated reserves
	a) reserve fund	24 328 415		0		24 328 415
	b) additional reserves	5 546 416		- 3 979 348	D	1 567 068
	c) fair value reserve	0		2 032 932	A.1, A.2	2 032 932
	d) special activities reserve	5 933 881		0		5 933 881
	e) general loan reserve	3 318 610		0		3 318 610
			39 127 322				37 180 906
10.	Result for the financial period		1 318 028	760 148	A.1, A.2, B.1, B.2 B.3, D, E, F, G		2 078 176

11.	Equity attributable to minority interest		598 602	- 598 602	E		0

	TOTAL EQUITY		62 743 087				60 958 217

	TOTAL LIABILITIES AND EQUITY		574 965 590				632 863 526

EIB GROUP - EU ACCOUNTING DIRECTIVES TO IFRS RECONCILIATION
Consolidated income statement for the half year ended June 30, 2015 (in EUR '000)

		EU Accounting Directives		Adjustment		IFRS
			H1 2015		Ref.		H1 2015

1.	Interest and similar income		11 310 015	5 449	F, B.2		11 315 464

2.	Interest expense and similar charges		- 9 642 352	- 5 781	B.2, B.3, D, E, F		- 9 648 133

3.	Income from shares and other variable-yield securities		42 881	0			42 881

4.	Fee and commission income		117 322	0			117 322

5.	Fee and commission expense		- 8 295	0			- 8 295

6.	Result on financial operations		- 17 846	648 170	A.1, A.2, B.1, B.2, B.3		630 324

7.	Other operating income		565	0			565

8.	Change in impairment on loans and advances and provisions for guarantees, net of reversals		- 116 892	70 850	G		- 46 042

9.	Change in impairment on shares and other variable-yield securities, net of reversals		0	- 1 888	A.2		- 1 888

10.	General administrative expenses
	a) staff costs	- 284 651				- 243 576
	b) other administrative costs	- 64 638				- 68 097
			- 349 289	37 616	D		- 311 673

11.	Depreciation and amortisation: property, furniture and equipment, investment property and intangible assets
	a) property, furniture and equipment	- 10 457		80	C	- 10 377
	b) investment property	0		- 81	C	- 81
	c) intangible assets	- 1 891		0		- 1 891
			- 12 348				- 12 349

12.	Result for the financial period		1 323 761				2 078 176

13.	Result attributable to minority interest		- 5 733	5 733	E		0

14.	Result attributable to equity holders of the Bank		1 318 028				2 078 176

Valuation and income recognition differences between IFRS and EU Accounting Directives

A			Financial assets classified as available-for-sale
	1		Debt securities portfolio

Under EU Accounting Directives, part of debt securities portfolios is recorded at amortized cost and part at market value. For the latter value adjustments are reported under "Net result on financial operations" in the profit and loss for the period in which they are made.

Accrued interest is recorded under balance sheet items "Prepayments and accrued income" or "Accruals and deferred income".
Under IFRS, debt securities portfolios are carried at fair value with changes in fair value reflected directly in equity.
Impairment is recognised in the profit and loss for the year when negative changes in the fair valuation are other than temporary. It is reported separately on the face of the income statement.
Accrued interest is reported on the balance sheet within the balance of the instrument to which it relates.
	2		Shares and other variable-yield securities

Under EU Accounting Directives, shares and other variable-yield securities are initially recorded at acquisition cost. Their carrying value is adjusted to the lower of cost or market value at subsequent measurement at the balance sheet date.

Under IFRS, shares and other variable-yield securities are carried at fair value with changes in fair value reflected directly in equity.
Impairment is recognised in the profit and loss for the year when negative changes in the fair valuation are other than temporary. It is reported separately on the face of the income statement.

B			Financial assets and liabilities designated at fair value through profit or loss
	1		Derivative assets and liabilities
		a	Treasury derivatives
Under EU Accounting Directives, derivative instruments in the Bank's trading portfolios are marked to market and recorded under "Other assets" or "Other liabilities".
Issuance fees are not amortised and they are recorded under "Interest payable and similar charges".
Interest accrued under derivative instruments is presented under "Prepayments and accrued income" and "Accruals and deferred income".
Under IFRS, all derivative assets and liabilities are recognised on balance sheet as such and carried at their replacement values.

With the application of IFRS 13, Credit valuation adjustments (CVA), reflecting counterparty credit risk on derivative transactions, and Debit valuation adjustments (DVA), reflecting own credit risk on derivative transactions, are included in the fair valuations of derivatives.

Changes in fair values of derivatives are recognised in the income statement.
		b	Hedging derivatives
Under EU Accounting Directives, hedging derivative instruments are not recognised on the balance sheet. They are carried off balance sheet at nominal amount.
Interest accrued under derivative instruments is presented under "Prepayments and accrued income" and "Accruals and deferred income".
Issuance fees and redemption premiums or discounts are amortised over the period to maturity of the related derivatives under "Interest payable and similar expense".
Under IFRS, all derivative assets and liabilities are recognised on balance sheet and carried at their replacement values.
Issuance fees and redemption premiums or discounts are amortised over the period to maturity of the related derivatives and recognised in the income statement under "Result on financial operations".

With the application of IFRS 13, Credit valuation adjustments (CVA), reflecting counterparty credit risk on derivative transactions, and Debit valuation adjustments (DVA), reflecting own credit risk on derivative transactions, are included in the fair valuations of derivatives.

Under IFRS, EIB has two transactions that meet the offsetting of financial assets and financial liabilities criteria.
Changes in fair values of derivatives are recognised in the income statement.
	2		Loans and advances

Under EU Accounting Directives, all loans and advances are carried at amortised cost. Accrued interest is recorded under balance sheet items "Prepayments and accrued income" or "Accruals and deferred income".

Under EU Accounting Directives, the front-end fees on loans are amortised and recognised in the income statement under “Interest and similar income”.

Under IFRS certain loans are classified on initial recognition as "fair value loans" and valued at fair value through profit or loss. Accrued interest is reported on the balance sheet within the balance of the asset to which it relates.

Under IFRS the front-end fees on loans are recognised under “Interest and similar income” in the income statement for the loans that are measured at fair value.
Under IFRS the front-end fees on loans are recognised in balance sheet under “Loans and advances to customers/credit institutions” for the loans that are treated at amortised cost.
Transitory accounts on loans are reclassified from other liabilities to the loan balance to which they relate.
Changes in fair values of loans are recognised in the income statement.
	3	Borrowings
Under EU Accounting Directives, borrowings are recorded at amortised cost. Accrued interest is recorded under balance sheet item "Accruals and deferred income".

Under IFRS, EIB applies the fair value option to a significant portion of its issued debt. Accrued interest is reported on the balance sheet within the balance of the debt instrument to which it relates.

Issuance fees and redemption premiums or discounts are amortised over the period to maturity of the related borrowings, unless those borrowings are measured at fair value, in which case the recognition in the income statement is immediate under "Result on financial operations".

With the application of IFRS 13, own credit adjustments (OCA), reflecting own credit risk on unquoted or illiquid borrowings hedged by swaps, is calculated.
Under IFRS, EIB has one transaction that meets the offsetting of financial assets and financial liabilities criteria.
Changes in fair values of borrowings are recognised in the income statement.

C		Investment property
This category is not used under EU Accounting Directives. Assets in this category under IFRS are reported in the "Tangible Assets" category under EU Accounting Directives.
Under IFRS, assets in this category are held under the historical cost model.

D		Pension funds

Under EU Accounting Directives, a 10% corridor approach is adopted, whereby prior year cumulative actuarial surpluses or deficits in excess of 10% of the commitments for retirement benefits are recognised over the average remaining service lives of the plan's participants.

Under IFRS, the Group applies IAS 19 revised for determining the income or expense related to its post-employment defined benefit plans.

Cumulative actuarial surpluses and deficits are recognised in full in "Other comprehensive income". Net interest cost is recognised in the income statement under “Interest expense and similar charges”.

E		Minority interest adjustment
EIB granted a put option to the minority shareholders on their entire holding of the subsidiary.
Under EU Accounting Directives, this put option does not influence the accounting treatment of minority interest on consolidation.
Under IFRS, the put option results in the non-controlling interest balance being classified as liability rather than equity and being carried at fair value through profit or loss.
The non-controlling interest in the IFRS profit for the year is therefore included in the interest expense for the year. Fair value adjustment is reported under "Interest expense and similar charges".

F		Discount of Subscribed capital and reserves, called but not paid
Under EU Accounting Directives, the caption "Subscribed capital and reserves, called but not paid" contains net receivable from the new Member State, Croatia.
Under IFRS, the capital and reserves to be received are discounted using discounted cash flow method.
Discounted interest is reported under "Interest expense and similar charges" and its amortisation under "Interest and similar income".

G		Change in impairment on loans and advances and provisions for guarantees, net of reversals

Under IFRS, impairments are recognised in profit and loss for the loans measured at amortised cost only. The amount of the loss is measured as the difference between the carrying value and the present value of estimated future cash flows discounted at the instrument’s original effective interest rate. Loans measured at fair value are not subject to impairment.
Under EU Accounting Directives, value adjustments are applicable to the entire loan book.

EIB GROUP
CONSOLIDATED BALANCE SHEET AS AT JUNE 30, 2015 UNDER EU ACCOUNTING DIRECTIVES
(in EUR '000)

			30.06.2015		31.12.2014				30.06.2015		31.12.2014
ASSETS			(Unaudited)			LIABILITIES			(Unaudited)

1.	Cash in hand, balances with central banks and post office banks		276 415		114 283	1.	Amounts owed to credit institutions
							a) repayable on demand	9 373 200		6 915 224
2.	Treasury bills and other bills eligible for refinancing with central banks		49 261 043		31 063 452		b) with agreed maturity dates or periods of notice	410 173		409 400
									9 783 373		7 324 624
3.	Loans and advances to credit institutions					2.	Amounts owed to customers
	a) repayable on demand	992 497		975 444			a) repayable on demand	2 088 001		1 988 672
	b) other loans and advances	35 440 012		37 890 828			b) with agreed maturity dates or period of notice	202 681		270 840
	c) loans (Note B)	129 041 760		129 574 290					2 290 682		2 259 512
			165 474 269		168 440 562
						3.	Debts evidenced by certificates (Note C)
4.	Loans and advances to customers						a) debt securities in issue	465 020 997		433 995 063
	a) loans (Note B)	306 664 418		303 780 317			b) others	15 378 827		19 457 531
	b) value adjustments	- 610 933		- 483 074					480 399 824		453 452 594
			306 053 485		303 297 243
						4.	Other liabilities		889 561		751 050
5.	Debt securities including fixed-income securities
	a) issued by public bodies	7 797 565		8 504 835		5.	Accruals and deferred income		16 523 754		15 952 261
	b) issued by other borrowers	10 977 015		5 220 462
			18 774 580		13 725 297	6.	Provisions
							a) pension plans and health insurance scheme	2 183 520		2 077 749
6.	Shares and other variable-yield securties		3 385 467		3 089 518		b) provision for guarantees issued	150 384		159 753
							c) provision for commitment on investment funds	1 405		9 167
7.	Intangible assets		9 487		9 103				2 335 309		2 246 669

8.	Tangible assets		260 384		264 889	7.	Subscribed capital
							a) subscribed	243 284 155		243 284 155
9.	Other assets		69 380		72 049		b) uncalled	- 221 585 020		- 221 585 020
									21 699 135		21 699 135
10.	Subscribed capital and reserves, called but not paid		155 900		576 097
						8.	Reserves
11.	Prepayments and accrued income		31 245 180		22 760 554		a) reserve fund	24 328 415		24 328 415
							b) additional reserves	5 546 416		2 882 428
							c) special activities reserve	5 933 881		6 030 722
							d) general loan reserve	3 318 610		3 205 513
									39 127 322		36 447 078

						9.	Profit for the financial period		1 318 028		2 680 244

						10.	Equity attributable to minority		598 602		599 880

	TOTAL ASSETS		574 965 590		543 413 047		TOTAL LIABILITIES		574 965 590		543 413 047

CONSOLIDATED PROFIT AND LOSS ACCOUNT
FOR THE PERIOD ENDED JUNE 30, 2015 UNDER EU ACCOUNTING DIRECTIVES (in EUR '000)

			H1 2015 (Unaudited)		H1 2014 (Unaudited)		2014

1.	Interest receivable and similar Income		11 310 015		11 303 775		22 688 595

2.	Interest payable and similar charges		- 9 642 352		- 9 742 392		- 19 472 997

3.	Income from securities		42 881		53 323		110 404

4.	Commissions receivable		117 322		133 813		204 078

5.	Commissions payable		- 8 295		- 45		- 1 196

6.	Net result on financial operations		- 17 846		9 028		- 44 761

7.	Other operating income		565		3 966		18 063

8.	General administrative expenses
	a) staff costs	- 284 651		- 229 613		- 475 391
	b) other administrative expenses	- 64 638		- 57 692		- 172 398
			- 349 289		- 287 305		- 647 789

9.	Value adjustments In respect of intangible and tangible assets
	a) tangible assets	- 10 457		- 10 135		- 23 864
	b) intangible assets	- 1 891		- 2 075		- 6 672
			- 12 348		- 12 210		- 30 536

10.	Value adjustments in respect of loans and advances and provisions for contingent liabilities		- 116 892		- 55 536		- 96 628

11.	Profit for the financial period		1 323 761		1 406 417		2 727 233

12.	Profit attributable to minority interest		- 5 733		- 29 510		- 46 989

13.	Profit attributable to equity holders of the Bank		1 318 028		1 376 907		2 680 244

CONSOLIDATED CASH FLOW STATEMENT FOR THE PERIOD ENDED JUNE 30, 2015 UNDER EU ACCOUNTING DIRECTIVES
(in EUR '000)

		H1 2015 (Unaudited)	2014
A.	Cash flows from operating activities:
	Profit for the financial period	1 323 761	2 727 233
Adjustments for:
	Change in value adjustments on loans and advances	125 350	119 893
	Change in provisions on pension plans and health insurance scheme	105 771	159 987
	Change in provisions for commitment on investment funds and guarantees on venture capital operations	- 12 958	- 25 134
	Value adjustments in respect of tangible and intangible assets	12 348	30 536
	Value (re-)adjustments in respect of shares and other variable-yield securities	- 54 869	- 40 596
	Held to maturity portfolio amortisation	22 391	26 379
	Effect of exchange rate changes	3 058 984	273 580
	Profit on operating activities	4 580 778	3 271 878

	Disbursements of loans and advances to credit institutions and customers	- 24 006 075	- 58 566 783
	Repayments of loans and advances to credit institutions and customers	27 056 275	45 238 126
	Change in deposits with central banks	- 162 423	- 7 615
	Change in treasury securities liquidity portfolios	- 1 191 511	- 3 682 638
	Change in venture capital operations included in shares and other variable-yield securities	- 192 276	- 345 173
	Change in shares and other variable-yield securities excluding venture capital operations	- 48 804	- 12 412
	Change in amounts owed to credit institutions and customers	2 489 919	2 612 331
	Change in prepayments and accrued income	- 8 526 780	5 269 132
	Change in other assets	2 669	10 316
	Change in short term treasury derivative valuations	- 3 509	62 814
	Change in accruals and deferred income	11 095 826	- 2 811 809
	Change in other liabilities	142 020	33 772
	Net cash, used in operating activities	11 236 109	- 8 928 061

B.	Cash flows from investing activities:
	Securities in Long Term Hedge Portfolio purchased	0	- 1 569 501
	Securities from Long Term Hedge Portfolio matured	69 900	207 082
	Purchase of loan substitutes included in the debt securities portfolios	- 3 430 056	- 5 085 395
	Redemption of loan substitutes included in the debt securities portfolios	2 501 763	1 867 351
	Purchase and disposal of tangible and intangible assets	- 8 227	- 3 343
	Net cash used in investing activities	- 866 620	- 4 583 806

C.	Cash flows from financing activities:
	Issuance of debts evidenced by certificates	82 689 197	102 581 251
	Redemption of debts evidenced by certificates	- 74 121 081	- 94 263 539
	Member States' contribution	420 197	446 180
	Net change in cash related to acquisitions and disposals of share in subsidiary undertakings	0	143 257
	Dividend paid to minority interest	- 7 639	- 5 923
	Net cash from financing activities	8 980 674	8 901 226

Summary statement of cash flows:
	Cash and cash equivalents at beginning of the financial period	55 691 233	60 475 846
Net cash from:
	Operating activities	11 236 109	- 8 928 061
	Investing activities	- 866 620	- 4 583 806
	Financing activities	8 980 674	8 901 226
	Effect of exchange rate changes on cash held	- 1 832 943	- 173 972
	Cash and cash equivalents at end of the financial period	73 208 453	55 691 233

Cash and cash equivalents are composed of:
	Cash in hand, balances with central banks and post office banks, excluding deposits with Central Bank of Luxembourg to cover minimum reserve requirement	118	410
	Bills maturing within three months of issue (A1 portfolio)	39 175 972	18 162 126
Loans and advances to credit institutions:
	Repayable on demand	992 497	975 444
	Other loans and advances	33 039 866	36 553 253
		73 208 453	55 691 233

NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED INTERIM FINANCIAL STATEMENTS UNDER EU ACCOUNTING DIRECTIVES

NOTE A                          Basis of presentation

The unaudited condensed consolidated financial statements of the European Investment Bank (the “Bank”) as at June 30, 2015 do not include all of the information and footnotes required for complete financial statements.

In the opinion of management, all adjustments, normal recurring accruals and adjustments for the impairment of financial assets considered necessary for a fair presentation have been recorded. The profit for the six-month period ended June 30, 2015 is not necessarily indicative of the results that may be expected for the year ending December 31, 2015.

The audited consolidated financial statements as at and for the year ended December 31, 2014 were prepared in accordance with the general principles of the Directive 86/635/EEC of the Council of the European Communities of 8 December 1986 on the annual accounts and consolidated accounts of banks and other financial institutions, as amended by Directive 2001/65/EC of 27 September 2001, by Directive 2003/51/EC of 18 June 2003 and by Directive 2006/46/EC of 14 June 2006.

For further information, refer to the consolidated financial statements and footnotes thereto included in the Bank’s annual report for the year ended December 31, 2014.

NOTE B                          Summary statement of loans (in EUR '000)

Analysis of aggregate loans granted (before specific provisions)	To intermidiary credit institutions	Directly to final beneficiaries	Total

- Disbursed portion	129 041 760	306 664 418	435 706 178

- Undisbursed portion	26 375 167	71 949 278	98 324 445

Aggregate loans granted	155 416 927	378 613 696	534 030 623

The EIB is monitoring the developments of the situation in the Hellenic Republic and especially its public finances very closely. As of June 30, 2015 the Hellenic Republic has fulfilled all its financial obligations to the EIB. The disbursed exposure to the Hellenic Republic through EIB lending activities amount to EUR 7bn at June 30, 2015 (end-2014: EUR 7.1bn) while the exposure guaranteed by the Hellenic Republic was EUR 7.6bn at June 30, 2015 (end-2014: EUR 7.9bn). In 2014 and at June 30, 2015 the Bank did not record any impairment in respect of its holding of EU sovereign and sovereign-guaranteed exposures.

NOTE C                          Debts evidenced by certificates (in EUR '000)

PAYABLE IN	OUTSTANDING AT 30.06.2015	AVERAGE RATE 30.06.2015	DUE DATES	OUTSTANDING AT 31.12.2014	AVERAGE RATE 31.12.2014

EUR	213 640 844	2.63	2015/2057	217 808 831	2.66
USD	148 599 760	1.68	2015/2058	123 841 355	1.87
GBP	66 482 310	3.13	2015/2054	61 258 232	3.16
AUD	11 880 905	4.89	2016/2042	12 585 459	5.23
CHF	9 492 942	2.11	2015/2036	8 225 216	2.11
JPY	6 238 587	1.23	2016/2053	6 792 441	1.48
SEK	5 147 368	3.21	2015/2039	5 087 086	3.33
NOK	4 679 157	3.32	2016/2033	4 546 943	3.62
TRY	4 335 760	7.59	2015/2024	3 989 104	7.85
CAD	3 900 614	1.96	2018/2045	4 269 018	1.93
ZAR	3 148 462	7.36	2015/2026	2 483 029	7.34
NZD	796 748	4.16	2017/2021	595 505	4.41
RUB	655 280	7.07	2015/2025	551 032	7.89
DKK	549 568	2.55	2024/2026	550 683	2.55
CZK	392 290	2.24	2017/2034	457 313	2.90
PLN	166 905	4.53	2017/2022	91 153	4.73
CNY	117 830	3.36	2015/2015	-	n/a
MXN	72 365	3.98	2015/2020	43 026	3.97
RON	53 214	8.08	2016/2019	53 092	8.25
HKD	28 825	5.27	2017/2019	26 551	5.27
HUF	20 090	6.25	2016/2016	197 525	6.47
TOTAL	480 399 824			453 452 594

NOTE D                          Commitment to purchase the remaining European Investment Fund (“EIF”) shares at a fixed price

As at June 30, 2015, the Bank holds 63.69% of the EIF’s subscribed capital (63.69% as at December 31, 2014).

Under the terms of the Replacement Share Purchase Undertaking, the Bank is offering to buy the remaining subscribed shares from the EIF’s other shareholders for a price of EUR 399,799.33 per share as at June 30, 2015. The latter corresponds to the part of each share in the called capital of EIF, increased by the share premium account, the statutory reserves, the disclosed unrealised gains in venture capital operations, the profit brought forward and the profit of the year. The agreed formula is being applied to the approved and audited annual accounts of the EIF for the financial year in which the option is exercised.

Note E – Commitments, contingent liabilities and other memorandum items (in EUR ‘000)

		30.06.2015		31.12.2014
Commitments		(Unaudited)

- EBRD capital uncalled		712 630		712 630

- Undisbursed loans
credit institutions	26 375 167		28 231 348
customers	71 949 278		71 194 732
		98 324 445		99 426 080
- Undisbursed venture capital operations		3 569 300		3 217 066
- Undisbursed investment funds		605 961		615 274
- Borrowings launched but not yet settled		1 003 819		223 950
- Securities receivable		419 025		355 000
Contingent liabilities and guarantees
- In respect of loans granted by third parties		8 536 687		5 464 531
Assets held on behalf of third parties
- Investment Facility - Cotonou	2 413 343		2 428 950
- NER300	2 113 263		2 133 093
- Guarantee Fund	2 104 494		2 137 753
- JESSICA (Contribution and Holding Funds)	1 796 490		1 761 136
- RSFF	911 994		962 952
- EU-Africa Infrastructure Trust Fund	701 122		695 761
- Special Section	515 592		537 308
- JEREMIE	472 871		475 583
- InnovFin (incl. InnovFin SME Guarantee)	469 690		478 402
- GF Greece	301 466		300 570
- LGTT	234 384		234 999
- PBI	231 238		149 121
- ENPI	168 271		167 167
- SMEG 2007	144 244		151 074
- COSME LGF & EFG	108 376		70 366
- GIF 2007	91 788		81 563
- AECID	76 353		102 785
- InnovFin SME Guarantee	75 431		62 400
- NIF Trust Fund	60 457		60 516
- GAGF	55 497		56 432
- WB EDIF	51 400		51 772
- TTAT	49 275		50 218
- MAP Equity	47 164		36 856
- FEMIP Trust Fund	46 019		33 878
- HIPC	35 845		36 066
- Map guarantee	20 258		25 966
- EPTA Trust Fund	18 922		18 328
- SME Guarantee Facility	15 798		60 107
- EPMF	14 512		13 422
- G43 Trust Fund	13 236		15 339
- Natural Capital Financing Facility	11 750		0
- Student Loan Guarantee Facility	10 000		0
- Bundesministerium fur Wirtschaft und Technologie	7 500		1 390
- European Technology Facility	6 580		6 779
- Private Finance for Energy Efficiency Instrument	5 664		6 000
- RDI Advisory	3 830		4 930
- FI compass advisory platform	3 549		4 596
- BIF	2 849		3 003
- PGFF	2 697		2 443
- EPPA	1 603		1 225
- GEEREF Technical Support Facility	1 469		1 513
- LfA-EIF Facility	1 439		227
- TTP	1 308		1 309
- MDD	631		278
- GEEREF	95		185
- GGF	5		5
- JASPERS	0		1 289

		13 419 763		13 425 054

Note E – Commitments, contingent liabilities and other memorandum items (in EUR ‘000)

	30.06.2015	31.12.2014
(Unaudited)
Other Items
- Nominal value of interest-rate swaps incl. commitment	493 886 742	472 520 008
- Nominal value of currency swap contracts receivable	196 883 891	172 723 158
- Nominal value of currency swap contracts payable	180 304 917	165 232 356
- Nominal value of short-term treasury currency swap contracts payable	49 113 902	41 734 533
- Nominal value of short-term currency swap contracts receivable	49 031 153	42 902 062
- Forward rate agreements	2 434 000	0
- Currency swaps launched but not yet settled –receivable	677 890	200 000
- Currency swaps launched but not yet settled –payable	675 231	184 241
- Nominal value of put option granted to EIF minority shareholders	604 097	609 774
- Future contracts	550 000	0
- Currency forwards	530 604	403 628
- Special deposits for service of borrowings	80 500	10 376

EIB BALANCE SHEET AS AT JUNE 30, 2015 UNDER EU ACCOUNTING DIRECTIVES
(in EUR '000)

			30.06.2015		31.12.2014				30.06.2015		31.12.2014
ASSETS			(Unaudited)			LIABILITIES			(Unaudited)

1.	Cash in hand, balances with central banks and post office banks		276 415		114 283	1.	Amounts owed to credit institutions
							a) repayable on demand	9 373 200		6 915 224
2.	Treasury bills and other bills eligible for refinancing with central banks		48 003 238		29 704 168		b) with agreed maturity dates or periods of notice	410 173		409 400
									9 783 373		7 324 624
3.	Loans and advances to credit institutions					2.	Amounts owed to customers
	a) repayable on demand	879 100		874 570			a) repayable on demand	2 088 001		1 988 672
	b) other loans and advances	35 336 491		37 837 228			b) with agreed maturity dates or periods of notice	202 681		270 840
	c) loans (Note B)	129 041 760		129 574 290					2 290 682		2 259 512
			165 257 351		168 286 088
						3.	Debts evidenced by certificates (Note D)
4.	Loans and advances to customers						a) debt securities in issue	465 020 997		433 995 063
	a) loans (Note B)	306 664 418		303 780 317			b) others	15 378 827		19 457 531
	b) value adjustments	- 610 933		- 483 074					480 399 824		453 452 594
			306 053 485		303 297 243
5.	Debt securities including fixed-income securities					4.	Other liabilities		936 361		785 550
	a) issued by public bodies	7 778 266		8 485 826
	b) issued by other borrowers	10 881 720		5 153 900		5.	Accruals and deferred income		16 523 754		15 952 261
			18 659 986		13 639 726

6.	Shares and other variable-yield securities		3 159 402		2 874 718	6.	Provisions
							a) pension plans and health insurance scheme	2 103 659		2 007 962
7.	Shares in affiliated undertakings (Note C)		806 976		806 976		b) provision for guarantees issued in respect of loans	11 369		13 900
granted by third parties
8.	Intangible assets		9 487		9 103		c) provisions for commitment on investment funds	1 405		9 167
									2 116 433		2 031 029
9.	Tangible assets		257 872		262 210
						7.	Subscribed capital
10.	Other assets		60 491		59 814		a) subscribed	243 284 155		243 284 155
							b) uncalled	- 221 585 020		- 221 585 020
11.	Subscribed capital and reserves, called but not paid		155 900		576 097				21 699 135		21 699 135

12.	Prepayments and accrued income		31 231 428		22 741 562	8.	Reserves
							a) reserve fund	24 328 415		24 328 415
							b) additional reserves	5 286 377		2 676 782
							c) special activities reserve	5 933 881		6 030 722
							d) general loan reserve	3 318 610		3 205 513
									38 867 283		36 241 432

						9.	Profit for the financial period		1 315 186		2 625 851

	Total ASSETS		573 932 031		542 371 988		Total LIABILITIES		573 932 031		542 371 988

EIB OFF BALANCE SHEET AS AT JUNE 30, 2015 UNDER EU ACCOUNTING DIRECTIVES
(in EUR ‘000)

		30.06.2015		31.12.2014
Commitments		(Unaudited)

- EBRD capital uncalled		712 630		712 630

- EIF capital uncalled		2 120 000		2 120 000

- Undisbursed loans
credit institutions	26 375 167		28 231 348
customers	71 949 278		71 194 732
		98 324 445		99 426 080
- Undisbursed venture capital operations		3 337 535		3 003 952
- Undisbursed investment funds		605 961		615 274
- Borrowings launched but not yet settled		1 003 819		223 950
- Securities receivable		419 025		355 000
Contingent liabilities and guarantees
- In respect of loans granted by third parties		4 619 629		2 371 753
Assets held on behalf of third parties
- Investment Facility - Cotonou	2 413 343		2 428 950
- NER300	2 113 263		2 133 093
- Guarantee Fund	2 104 494		2 137 753
- JESSICA (Contribution and Holding Funds)	1 796 490		1 761 136
- EIF	1 447 351		1 521 210
- RSFF	911 994		962 952
- EU-Africa Infrastructure Trust Fund	701 122		695 761
- Special Section	515 592		537 308
- InnovFin (incl. InnovFin SME Guarantee)	469 690		478 402
- GF Greece	301 466		300 570
- LGTT	234 384		234 999
- PBI	231 238		149 121
- ENPI	168 271		167 167
- AECID	76 353		102 785
- NIF Trust Fund	60 457		60 516
- FEMIP Trust Fund	46 019		33 878
- HIPC	35 845		36 066
- EPTA Trust Fund	18 922		18 328
- Natural Capital Financing Facility	11 750		0
- Private Finance for Energy Efficiency Instrument	5 664		6 000
- RDI Advisory	3 830		4 930
- FI compass advisory platform	3 549		4 596
- JASPERS	0		1 289
		13 671 087		13 776 810

Other Items
- Nominal value of interest-rate swaps incl. commitment		493 886 742		472 520 008
- Nominal value of currency swap contracts receivable		196 883 891		172 723 158
- Nominal value of currency swap contracts payable		180 304 917		165 232 356
- Nominal value of short-term currency swap contracts payable		49 113 902		41 734 533
- Nominal value of short-term currency swap contracts receivable		49 031 153		42 902 062
- Forward rate agreements		2 434 000		0
- Currency swaps launched but not yet settled –receivable		677 890		200 000
- Currency swaps launched but not yet settled –payable		675 231		184 241
- Nominal value of put option granted to EIF minorty shareholders		604 097		609 774
- Future contracts		550 000		0
- Currency forwards		530 604		403 628
- Special deposits for service of borrowings		80 500		10 376

EIB PROFIT AND LOSS ACCOUNT
FOR THE PERIOD ENDED JUNE 30, 2015 UNDER EU ACCOUNTING DIRECTIVES (in EUR ‘000)

			H1 2015		H1 2014		2014
			(Unaudited)		(Unaudited)

1.	Interest receivable and similar income		11 298 419		11 290 966		22 662 887

2.	Interest payable and similar charges		- 9 644 084		- 9 744 074		- 19 476 277

3.	Income from securities
	a) Income from shares and other variable-yield securities	38 989		49 328		101 350
	b) Income from shares in affiliated undertakings	13 447		9 737		9 737
			52 436		59 065		111 087

4.	Commissions receivable		64 526		104 293		136 379

5.	Commissions payable		- 8 299		- 8 393		- 25 553

6.	Net result on financial operations		- 2 446		- 18 074		- 67 762

7.	Other operating income		3 014		5 913		23 068

8.	General administrative expenses
	a) staff costs	- 251 690		- 206 443		- 427 124
	b) other administrative expenses	- 62 420		- 53 556		- 161 684
			- 314 110		- 259 999		- 588 808

9.	Value adjustments in respect of tangible and intangible assets
	a) tangible assets	- 10 291		- 9 918		- 23 428
	b) intangible assets	- 1 891		- 2 075		- 6 672
			- 12 182		- 11 993		- 30 100

10.	Value adjustments in respect of loans and advances and provisions for contingent liabilties		- 122 088		- 80 200		- 119 070

11.	Profit for the financial period		1 315 186		1 337 504		2 625 851

CASH FLOW STATEMENT FOR THE PERIOD ENDED JUNE 30, 2015 UNDER EU ACCOUNTING DIRECTIVES
(in EUR ‘000)
		H1 2015	2014
(Unaudited)
A.	Cash flows from operating activities:
	Profit for the financial period	1 315 186	2 625 851
Adjustments for:
	Change in value adjustments on loans and advances	125 350	119 893
	Change in provisions on pension plans and health insurance scheme	95 697	149 124
	Change in provisions for commitment on investment funds and guarantees on venture capital operations	- 7 762	- 823
	Value adjustments in respect of tangible and intangible assets	12 182	30 100
	Value (re-)adjustments in respect of shares and other variable-yield securites	- 45 860	- 37 448
	Held to maturity portfolio amortisation	22 441	26 368
	Effect of exchange rate changes	3 062 529	272 615
	Profit on operating activities	4 579 763	3 185 680
	Disbursements of loans and advances to credit institutions and customers	- 24 006 075	- 58 566 783
	Repayments of loans and advances to credit institutions and customers	27 056 275	45 238 126
	Change in deposits with central banks	- 162 423	- 7 615
	Change in treasury securities liquidity portfolios	- 1 234 116	- 3 128 380
	Change in venture capital operations included in shares and other variable-yield securities	- 190 021	- 339 297
	Change in shares and other variable-yield securities excluding venture capital operations	- 48 804	- 12 412
	Change in amounts owed to credit institutions and customers	2 489 919	2 612 331
	Change in prepayments and acrrued income	- 8 532 020	5 273 343
	Change in other assets	- 677	13 672
	Change in short term treasury derivative valuations	- 3 509	62 814
	Change in accruals and deferred income	11 095 826	- 2 811 809
	Change in other liabilities	151 789	49 430
	Net cash used in operating activities	11 195 927	- 8 430 900

B.	Cash flows from investing activities:
	Purchase and sale of EIF shares	0	- 313 388
	Securities in Long Term Hedge Portfolio purchased	0	- 1 569 501
	Securities from Long Term Hedge Portfolio matured	40 000	166 882
	Purchase of loan substitutes included in the debt securities portfolios	- 3 430 056	- 5 085 395
	Redemption of loan substitutes included in debt securities portfolios	2 501 763	1 867 351
	Purchase and disposal of tangible and intangible assets	- 8 228	- 3 295
	Net cash used in investing activities	- 896 521	- 4 937 346

C.	Cash flows from financing activities:
	Issuance of debts evidenced by certificates	82 689 197	102 581 251
	Redemption of debts evidenced by certificates	- 74 121 081	- 94 263 539
	Member States’ contribution	420 197	446 180
	Net cash from financing activities	8 988 313	8 763 892

Summary statement of cash flows:
	Cash and cash equivalents at the beginning of the financial year	55 536 759	60 315 085
Net cash from:
	Operating activities	11 195 927	- 8 430 900
	Investing activities	- 896 521	- 4 937 346
	Financing activities	8 988 313	8 763 892
	Effects of exchange rate changes on cash held	- 1 832 943	- 173 972
	Cash and cash equivalents at the end of the financial period	72 991 535	55 536 759
Cash and cash equivalents are composed of:

	Cash in hand, balances with central banks and post office banks, excluding deposits with Central Bank of Luxembourg to cover minimum reserve requirement	118	410
	Treasury bills maturing within three months of issue (A1 portfolio)	39 175 972	18 162 126
	Repayable on demand	879 100	874 570
	Other loans and advances	32 936 345	36 499 653
		72 991 535	55 536 759

NOTES TO THE UNAUDITED CONDENSED INTERIM FINANCIAL STATEMENTS UNDER EU ACCOUNTING DIRECTIVES

NOTE A                          Basis of presentation

The unaudited condensed financial statements of the European Investment Bank (the “Bank”) as at June 30, 2015 do not include all of the information and footnotes required for complete financial statements.

In the opinion of management, all adjustments, normal recurring accruals and adjustments for the impairment of financial assets considered necessary for a fair presentation have been recorded. The profit for the six-month period ended June 30, 2015 is not necessarily indicative of the results that may be expected for the year ending December 31, 2015.

The audited financial statements as at and for the year ended December 31, 2014 were prepared in accordance with the general principles of the Directive 86/635/EEC of the Council of the European Communities of 8 December 1986 on the annual accounts and consolidated accounts of banks and other financial institutions, as amended by Directive 2001/65/EC of 27 September 2001, by Directive 2003/51/EC of 18 June 2003 and by Directive 2006/46/EC of 14 June 2006 on the annual and consolidated accounts of certain types of companies, banks and other financial institutions.

For further information, refer to the unconsolidated financial statements and footnotes thereto included in the Bank’s annual report for the year ended December 31, 2014.

NOTE B                          Summary statement of loans (in EUR '000)

Analysis of aggregate loans granted (before specific provisions)	To intermediary credit institutions	Directly to final beneficiaries	Total

- Disbursed portion	129 041 760	306 664 418	435 706 178

- Undisbursed portion	26 375 167	71 949 278	98 324 445

Aggregate loans granted	155 416 927	378 613 696	534 030 623

The EIB is monitoring the developments of the situation in the Hellenic Republic and especially its public finances very closely. As of June 30, 2015 the Hellenic Republic has fulfilled all its financial obligations to the EIB. The disbursed exposure to the Hellenic Republic through EIB lending activities amount to EUR 7bn at June 30, 2015 (end-2014: EUR 7.1bn) while the exposure guaranteed by the Hellenic Republic was EUR 7.6bn at June 30, 2015 (end-2014: EUR 7.9bn). In 2014 and at June 30, 2015 the Bank did not record any impairment in respect of its holding of EU sovereign and sovereign-guaranteed exposures.

NOTE C                          Shares in affiliated undertakings

This item for EUR’000 806 976 corresponds to the capital paid in by the Bank in respect of its subscription (EUR’000 2 650 000) to the capital of the European Investment Fund (“EIF”), with its registered office in Luxembourg.

As at June 30, 2015, the Bank holds 63.69% of the EIF’s subscribed capital (63.69% as at December 31, 2014).

Commitment to purchase the remaining EIF shares at a fixed price

Under the terms of the Replacement Share Purchase Undertaking, the Bank is offering to buy the remaining subscribed shares from the EIF’s other shareholders for a price of EUR 399,799.33 per share as at June 30, 2015. The latter corresponds to the part of each share in the called capital of EIF, increased by the share premium account, the statutory reserves, the disclosed unrealised gains in venture capital operations, the profit brought forward and the profit of the year. The agreed formula is being applied to the approved and audited annual accounts of the EIF for the financial year in which the option is exercised.

NOTE D                          Debts evidenced by certificates (in EUR ’000)

PAYABLE IN	OUTSTANDING AT 30.06.2015	AVERAGE RATE 30.06.2015	DUE DATES	OUTSTANDING AT 31.12.2014	AVERAGE RATE 31.12.2014

EUR	213 640 844	2.63	2015/2057	217 808 831	2.66
USD	148 599 760	1.68	2015/2058	123 841 355	1.87
GBP	66 482 310	3.13	2015/2054	61 258 232	3.16
AUD	11 880 905	4.89	2016/2042	12 585 459	5.23
CHF	9 492 942	2.11	2015/2036	8 225 216	2.11
JPY	6 238 587	1.23	2016/2053	6 792 441	1.48
SEK	5 147 368	3.21	2015/2039	5 087 086	3.33
NOK	4 679 157	3.32	2016/2033	4 546 943	3.62
TRY	4 335 760	7.59	2015/2024	3 989 104	7.85
CAD	3 900 614	1.96	2018/2045	4 269 018	1.93
ZAR	3 148 462	7.36	2015/2026	2 483 029	7.34
NZD	796 748	4.16	2017/2021	595 505	4.41
RUB	655 280	7.07	2015/2025	551 032	7.89
DKK	549 568	2.55	2024/2026	550 683	2.55
CZK	392 290	2.24	2017/2034	457 313	2.90
PLN	166 905	4.53	2017/2022	91 153	4.73
CNY	117 830	3.36	2015/2015	-	n/a
MXN	72 365	3.98	2015/2020	43 026	3.97
RON	53 214	8.08	2016/2019	53 092	8.25
HKD	28 825	5.27	2017/2019	26 551	5.27
HUF	20 090	6.25	2016/2016	197 525	6.47
TOTAL	480 399 824			453 452 594